UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 12, 2024

SANUWAVE Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11495 Valley View Road,	Eden Prairie,	Minnesota	55344
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code	(952)	656-1029

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2024, Sanuwave Health, Inc. (the “Company”) entered into an Acknowledgment and Mutual Agreement with Kevin A. Richardson, II, a director of the Company. As previously disclosed, on May 23, 2023, Mr. Richardson entered into a Transition and Separation Agreement with the Company (the “Transition Agreement”), pursuant to which Mr. Richardson served as the Company’s Chief Strategy Officer for a period of 12 months. In accordance with the terms of the Transition Agreement, Mr. Richardson’s employment as the Company’s Chief Strategy Officer automatically terminated on May 23, 2024, but he continued to serve as a director of the Company.

Pursuant to the Acknowledgment and Mutual Agreement, Mr. Richardson resigned as a director of the Company on November 12, 2024, and he and the Company agreed to a mutual non-disparagement covenant. The Company and Mr. Richardson also entered into an Amendment to Stock Option Agreement, pursuant to which the 66,667 options granted to Mr. Richardson on October 22, 2024 fully vested as of the effective date of the Acknowledgment and Mutual Agreement; in addition, these options will now remain outstanding and exercisable following Mr. Richardson’s resignation until their expiration date of October 22, 2034.

The foregoing descriptions of the Acknowledgment and Mutual Agreement and Amendment to Stock Option Agreement do not purport to be complete and are qualified in their entirety by reference to the Acknowledgment and Mutual Agreement and Amendment to Stock Option Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01              Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1	Acknowledgment and Mutual Agreement, effective as of November 12, 2024, by and between the Company and Kevin A. Richardson, II
10.2	Amendment to Stock Option Agreement, dated as of November 12, 2024, by and between the Company and Kevin A. Richardson, II
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.
Dated: November 13, 2024
	By:	/s/ Peter Sorensen
	Name:	Peter Sorensen
	Title:	Chief Financial Officer